UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Soliciting Material pursuant to §240.14a-12

Talen Energy Corporation

(Name of Registrant as Specified In Its Charter)

(name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Talen Energy Corporation (the “Company”) pursuant to the Agreement and Plan of Merger with RPH Parent LLC, SPH Parent LLC, CRJ Parent LLC, RJS Merger Sub Inc. and the Company:

(i)	Letter to Employees from Talen CEO Paul Farr

(ii)	FAQ for Merger Agreement Announcement for Employees

(iii)	Email to Small Business Customers

(iv)	Email to Commercial & Industrial Customers and Brokers

(v)	Script to Employee Video Communication

June 3, 2016

Revere announcement to employees

From: Paul Farr

To: Talen Energy Employees

Subject: Merger agreement with Riverstone

Today we announced the execution of a definitive merger agreement with affiliates of Riverstone Holdings LLC, which will acquire all outstanding shares of Talen Energy stock not currently owned by Riverstone entities for $14.00 per share in cash. Upon completion of the transaction, Talen Energy would become a privately owned company and its stock no longer would be publicly traded.

I understand the many emotions that come with this announcement. I share your feelings, especially as they relate to the uncertainty of the situation. At this point, I am limited in the level of detail I can provide, since completion of the transaction is subject to customary closing conditions, including stockholder and regulatory approval. However, I will share with you what I can about the reasons for this decision, and what it means to Talen Energy and to you.

First, I assure you that the decision in no way reflects dissatisfaction with the work you’ve done or the execution of our business strategy. The effort that you have put into establishing Talen Energy and operating our plants safely, efficiently and reliably under extremely challenging market conditions has been nothing short of extraordinary. Your experience, knowledge and skill are recognized by Riverstone as having real value to the company.

The Board and I believe that the transaction provides compelling value for Talen Energy stockholders. The purchase price of $14.00 per share represents a 56 percent premium to the closing price of $9.00 per share on March 31, 2016, the last trading day before public reports of a potential sale of Talen Energy, and 101 percent premium to the 60-day volume-weighted average price of $6.95 per share through March 31.

As a private company, Talen Energy would have one owner rather than thousands of stockholders. This change would provide greater flexibility, allowing us to enhance our focus on executing a strategy for long-term growth and place less emphasis on the achievement of short-term results.

Upon completion of the transaction, some changes will be inevitable as Talen Energy goes from a publicly traded company to a privately owned company. But it is far too early to discuss specifics. One thing that will not change is the focus on growing value through safe and efficient operation of our fleet. After the transaction is completed, Talen Energy will continue to be guided by the core values of safety, innovation, excellence, teamwork, integrity and citizenship.

To begin communicating what the transaction means, we have produced an interview video in which I answer some of the initial questions that are on your mind. The video will be posted and shared broadly across the company today, along with a Q&A document about the transaction. I encourage you to watch the video and read the Q&A.

Until then, I hope that you will read the news release we have posted about the announcement on our website and Engage. Please remember that today’s announcement is the first step in a process that we expect to take several months to complete. Answers we don’t know today will become clearer as the process moves forward. You will receive updates as relevant information becomes available.

For now, it’s essential that we focus on things we can control, rather than worry about things we can’t. Please do not overlook the safety risks in the work we do. We have made great strides in safety performance over the past year. Our personal safety, and the safety of the people around us, means too much to be jeopardized by distractions.

In closing, I want you to know how truly grateful I am for all you do to make Talen Energy successful. Stay safe, and we’ll talk soon.

Important Information For Investors And Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed acquisition of Talen Energy by Riverstone will be submitted to the stockholders of Talen Energy for their consideration. Talen Energy will file with the Securities and Exchange Commission (“SEC”) a proxy statement of Talen Energy. Talen Energy also plans to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF TALEN ENERGY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about Talen Energy and Riverstone, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Talen Energy will be available free of charge on Talen Energy’s website at www.talenenergy.com under the tab “Investors & Media” or by contacting Talen Energy’s Investor Relations Department at (610) 774-3389. Talen Energy and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Talen Energy in connection with the proposed transaction. Information about the directors and executive officers of Talen Energy is set forth in its proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 12, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Talen Energy’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Talen Energy’s expectations with respect to the costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the company; the company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by stockholders; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Talen Energy and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (i) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required stockholder approval, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure of other closing conditions, and (ii) the possibility that the expected financial impacts will not be realized, or will not be realized within the expected time period, because of, among other things, changes in commodity prices and related costs; the effectiveness of Talen Energy’s risk management techniques, including hedging; accounting interpretations and requirements that may impact reported results; operational, price and credit risks in the wholesale and retail electricity markets; Talen Energy’s ability to forecast the actual load needed to perform full-requirements sales contracts; weather conditions affecting generation, customer energy use and operating costs and revenues; disruptions in fuel supply; circumstances that may impact the levels of coal inventory that are held; the performance of transmission facilities and any changes in the structure and operation of, or the pricing limitations imposed by, the RTOs and ISOs that operate those facilities; blackouts due to disruptions in neighboring interconnected systems; competition; federal and state legislation and regulation; costs of complying with environmental and related worker health and safety laws and regulations; the impacts of climate change; the availability and cost of emission allowances; changes in legislative and regulatory policy; security and safety risks associated with nuclear generation; Talen Energy’s level of indebtedness; the terms and conditions of debt instruments that may restrict Talen Energy’s ability to operate its business; the performance of Talen Energy’s subsidiaries and affiliates, on which its cash flow and ability to meet its debt obligations largely depend; the risks inherent with variable rate indebtedness; disruption in financial markets; acquisition or divestiture activities, and Talen Energy’s ability to realize expected synergies and other benefits from such business transactions; changes in technology; any failure of Talen Energy’s facilities to operate as planned, including in connection with scheduled and unscheduled outages; Talen Energy’s ability to optimize its competitive power generation operations and the costs associated with any capital expenditures; significant increases in operation and maintenance expenses; the loss of key personnel, the ability to hire and retain qualified employees and the impact of collective labor bargaining negotiations; war, armed conflicts or terrorist attacks, including cyber-based attacks; and risks associated with federal and state tax laws and regulations.

Talen Energy cautions that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Talen Energy’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. All subsequent written and oral forward-looking statements concerning Talen Energy the proposed transaction or other matters and attributable to Talen Energy or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Talen Energy does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

June 3, 2016

Employee Q&A

Due to the nature of the transaction, we may not be able to answer every question you have at this time, either because we do not yet know the answer, or because the information we can provide is limited by law until required public filings have been made. Please be assured that we will answer questions to the best of our ability and update you frequently as the process goes forward.

This document includes initial questions that we can answer, and we expect are very much on the minds of employees as you learn about the agreement with a private equity firm to acquire Talen Energy.

1.	Why has Talen Energy agreed to be acquired? Why now? Is $14 per share a good value for the company?

The reason we’ve entered into this agreement with Riverstone is about the value to stockholders. The Riverstone offer represents a premium of 56 percent to the closing price of $9.00 per share on March 31, 2016, the last trading day before public reports of a potential sale of Talen Energy, and a 101 percent premium to the 60-day volume-weighted average price of $6.95 per share through March 31. The Board of Directors has a fiduciary responsibility to act in the best interest of stockholders. The directors, not including the two Riverstone directors, carefully analyzed Riverstone’s offer and determined it was in the best interest of stockholders to accept it.

2.	What does it mean to be a privately held company?

From a structural perspective, the biggest differences after the transaction is completed will be that instead of thousands of stockholders, Talen Energy will have a single owner, and Talen Energy stock no longer will be traded on a public stock exchange.

3.	What is Riverstone Holdings?

Riverstone Holdings LLC is a private investment firm focused on the energy and power industry. Through its subsidiaries it currently owns approximately 35 percent of Talen Energy’s common stock as a result of the transactions that formed Talen Energy.

4.	What is a private equity firm?

Private equity firms raise private capital from individual and institutional investors who are able to commit large amounts of money over long periods of time. They invest in private companies and acquire public companies.

5.	Did the Board of Directors consider other offers?

After extensive deliberation and input from independent financial and legal advisors, the Board unanimously decided that the offer we announced is in the best interest of stockholders and other constituencies. We will address other details in due course in appropriate further disclosures.

6.	What regulatory approvals will be needed?

Customary regulatory approvals will be required. They include the Nuclear Regulatory Commission and the Federal Energy Regulatory Commission. And the transaction is subject to review under federal anti-trust laws. On the regulatory side, the review process will be similar to what we experienced before the spinoff from PPL.

7.	Will Talen Energy stockholders have a say?

Yes, stockholders will vote on the merger agreement. A special meeting of stockholders will be scheduled at some point in the future for that vote. This transaction will require approval by a majority of non-Riverstone stockholders voting at a special meeting of stockholders that will be scheduled. The Board of Directors has recommended that stockholders approve the transaction. Riverstone and its affiliates have agreed to vote their 35 percent stake in favor of the proposed transaction.

8.	When will the stockholders vote?

That has yet to be determined. A schedule will be announced later.

9.	How long will it take to complete the transaction?

The parties currently expect the transaction to be completed by the end of 2016.

10.	What is a “go shop” provision? Will Talen Energy actively seek other proposals during this time?

The agreement enables Talen Energy to actively solicit, receive, evaluate and potentially enter into negotiations with parties for a period of 40 days. There is no assurance that the process will result in a superior proposal. Talen Energy does not intend to disclose developments during this process unless and until the Board of Directors makes a decision with respect to any superior proposal it may receive.

11.	Does the Board expect other companies to make offers during the “go shop” period?

We will not speculate on potential offers, and will not disclose developments during the “go shop” period unless and until the Board makes a decision with respect to a superior offer.

12.	What is the outlook for Talen Energy? Will we remain in business as Talen Energy?

Riverstone is acquiring Talen Energy because it sees great value in our assets and people that it wants to see continue. At this point, we are in the beginning stages of a transaction process that is expected to take several months to complete. For now, we conduct business as usual on a day-to-day basis.

13.	What changes will Riverstone make? What should we expect after acquisition?

Upon completion of the transaction, some changes will be inevitable as Talen Energy goes from a publicly traded company to a privately owned company. But it is far too early to discuss specifics.

14.	Will we still have jobs? Will there be job cuts?

Talen Energy will continue to look for the right staffing levels in our headquarters and in our plants, and we expect that process will continue following closing of the transaction. We are not currently aware of any staffing plans after closing (assuming stockholder and regulatory approvals are satisfied).

15.	Will we have another transition process like the one at PPL in 2014-15?

Assuming the stockholder and regulatory approvals are satisfied and the transaction closes, it will be necessary to undergo a transition process to achieve our post-closing goals, but the transition will be materially different than the process undertaken in conjunction with the PPL spinoff in 2014-15. The PPL transaction involved the splitting up of a company, whereas this one involves a change in ownership while the company remains intact.

16.	Will Talen Energy offer voluntary severance or early retirement incentives?

Talen Energy has no current plans to offer voluntary severance or early retirement incentives beyond what has already been made available to certain groups of employees. It is possible that Talen Energy will offer such programs at some point in the future, although not necessarily in connection with the transaction.

17.	What happens to the Employee Matters Agreement with PPL if Talen Energy’s ownership changes?

The Employee Matters Agreement is unchanged by the proposed transaction with Riverstone and will remain in effect until June 1, 2017. Additionally, under the Riverstone merger agreement, Riverstone has agreed that for one year following the closing of the transaction it will provide salary and short- and long-term incentive compensation opportunities to Talen employees that are no less favorable than those provided to Talen employees prior to the closing, and other employee benefits (excluding retiree welfare benefits) that are no less favorable, when taken together, to those provided to Talen Energy employees prior to closing. Under the Riverstone merger agreement, Riverstone has also agreed that any Talen Energy employee who terminates employment during the one-year period following the closing of the transaction will be eligible to receive severance on the same basis and with no less favorable benefits, than that employee would have received had his or her employment terminated prior to the closing of the transaction.

18.	What happens to my health care and other benefits?

The Riverstone transaction should have no immediate impact on your health care and other benefits. Additionally, under the Riverstone merger agreement, Riverstone has agreed that for one year following the closing of the transaction it will provide employee benefits (excluding retiree welfare benefits) that are no less favorable, when taken together, to those provided to Talen employees prior to closing.

19.	Will my years of service continue to be recognized for pension, vacation and other benefits?

Yes, they will be recognized.

20.	If I am retirement age and choose to retire before the transaction is completed, will I still be eligible for retiree medical coverage until I reach age 65?

The Riverstone transaction has no immediate impact on retiree medical benefits, although the company will remain entitled to modify the retiree medical plan in ways that do not affect accrued benefits or otherwise violate the law, subject to the requirements of the Employee Matters Agreement with PPL and the Riverstone transactional documents.

21.	What happens to my pension?

The Riverstone transaction has no immediate impact on pension benefits already accrued and assets in the pension fund remain protected by federal law. Following the closing of the transaction the company will remain entitled to modify retirement benefits in ways that do not affect already accrued benefits or otherwise violate the law, subject to the requirements of the Employee Matters Agreement with PPL and the Riverstone transactional documents.

22.	Do I still have the option to receive a lump-sum retirement benefit?

Yes, except where duplication of benefits would result.

23.	What happens to the money PPL transferred to the Talen Energy pension fund? Is it protected?

Those assets remain in the Talen Energy pension trust and are protected by law.

24.	What happens to the Talen Energy 401(k) plan and the money I’ve invested in it?

The Talen Energy Savings Plan and Talen Energy Retirement Savings Plan remain in effect and will continue after closing of the Riverstone transaction, subject to the company’s ability to amend, modify or terminate the Plans in accordance with law and to the extent not prohibited by the terms of the merger agreement. Your 401(k) plan contributions and the company’s contributions made to your account will remain in your account, subject to the Plan’s terms and applicable law.

25.	Will I continue to own Talen Energy stock after the transaction is completed?

No. All holders of Talen Energy common stock and vested and unvested Talen Energy equity awards will be entitled to receive a cash amount in exchange for stock and awards (or, in the case of equity awards granted between now and the closing of the proposed transaction, converted to cash-based awards) pursuant to the terms of the merger agreement. After closing, Talen Energy stock will not be publicly traded, and no Talen Energy restricted stock units will remain in place.

26.	How will I be compensated for the Talen Energy stock I currently own/have been granted?

Employees will receive $14.00 for each share of common stock and for each restricted stock unit (other the restricted stock units granted between now and the closing of the proposed transaction) that they hold at the time of closing. Restricted stock units granted between now and the closing of the proposed transaction will be converted to cash-based long-term incentive awards at the closing of the transaction (at the same value of $14.00 per share) with the same vesting terms as provided in equity award agreements under which they were granted.

27.	What happens to the unvested restricted stock units I received as part of my compensation this year?

Employees will receive $14.00 for each restricted stock unit granted in 2016, provided they remain employed at the time of the closing of the proposed transaction. If restricted stock units are granted between now and the closing of the proposed transaction, they will be converted to cash-based long-term incentive awards at the closing of the transaction (at the same value of $14.00 per share) with the same vesting terms as provided in equity award agreements under which they were granted.

28.	Will I still receive the restricted stock units I have been granted if I no longer have a job?

Employees will receive $14.00 for each restricted stock unit granted in 2016, provided they remain employed at the time of closing of the proposed transaction. If restricted stock units are granted between now and the closing of the proposed transaction, they will be converted to cash-based long-term incentive awards at the closing of the transaction (at the same value of $14.00 per share) with the same vesting terms as provided in equity award agreements under which they were granted. Restricted stock units held by employees whose employment terminates prior to closing will vest or be forfeited according to the terms of the employee’s restricted stock unit award agreement.

29.	Does the acquisition change the mission, values, focus or strategy of Talen Energy?

Our mission and focus remains on growing value through safe and efficient operation of our fleet. We continue to be guided by our core values of safety, innovation, excellence, teamwork, integrity and citizenship.

30.	How does the acquisition affect the search for a new headquarters building? Will the headquarters remain in Allentown?

We have not yet announced a headquarters location. We continue to discuss options with developers for locations in Allentown’s Neighborhood Improvement Zone.

31.	Is this why some Talen Energy executives were recently granted enhanced severance benefits?

No. Enhanced severance arrangements for executives are typical in public companies, and change in control agreements were contemplated for Talen Energy executives prior to the spinoff from PPL, as indicated in public filings. This was done long before the buyout transaction was contemplated.

32.	How does a change in ownership affect existing labor agreements?

Existing labor agreements remain in effect.

Public Statements

It is important that Talen Energy speak with a consistent voice throughout this process. Official statements will be provided only by the people who are authorized to speak on behalf of the company.

•	Please refer any requests for comment that you receive from the news media and industry publications to George Lewis, our director-Corporate Communications, at 610-774-4687 or George.Lewis@talenenergy.com.

•	Please refer any inquiries from stockholders, brokers or financial analysts to Andy Ludwig, our director-Investor Relations, at 610-774-3389 or Andy.Ludwig@talenenergy.com.

Before posting personal thoughts on this matter to social media sites such as Facebook, Twitter and LinkedIn, please review Corporate Policy 411 (Social Media) available in the corporate policy section of Engage, and the Social Media chapter of Talen Energy’s Code of Business Ethics.

Important Information For Investors And Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed acquisition of Talen Energy by Riverstone will be submitted to the stockholders of Talen Energy for their consideration. Talen Energy will file with the Securities and Exchange Commission (“SEC”) a proxy statement of Talen Energy. Talen Energy also plans to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF TALEN ENERGY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN

THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about Talen Energy and Riverstone, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Talen Energy will be available free of charge on Talen Energy’s website at www.talenenergy.com under the tab “Investors & Media” or by contacting Talen Energy’s Investor Relations Department at (610) 774-3389. Talen Energy and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Talen Energy in connection with the proposed transaction. Information about the directors and executive officers of Talen Energy is set forth in its proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 12, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Talen Energy’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Talen Energy’s expectations with respect to the costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the company; the company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by stockholders; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Talen Energy and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (i) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required stockholder approval, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure of other closing conditions, and (ii) the possibility that the expected financial impacts will not be realized, or will not be realized within the expected time period, because of, among other things, changes in commodity prices and related costs; the effectiveness of Talen Energy’s risk management techniques, including hedging;

accounting interpretations and requirements that may impact reported results; operational, price and credit risks in the wholesale and retail electricity markets; Talen Energy’s ability to forecast the actual load needed to perform full-requirements sales contracts; weather conditions affecting generation, customer energy use and operating costs and revenues; disruptions in fuel supply; circumstances that may impact the levels of coal inventory that are held; the performance of transmission facilities and any changes in the structure and operation of, or the pricing limitations imposed by, the RTOs and ISOs that operate those facilities; blackouts due to disruptions in neighboring interconnected systems; competition; federal and state legislation and regulation; costs of complying with environmental and related worker health and safety laws and regulations; the impacts of climate change; the availability and cost of emission allowances; changes in legislative and regulatory policy; security and safety risks associated with nuclear generation; Talen Energy’s level of indebtedness; the terms and conditions of debt instruments that may restrict Talen Energy’s ability to operate its business; the performance of Talen Energy’s subsidiaries and affiliates, on which its cash flow and ability to meet its debt obligations largely depend; the risks inherent with variable rate indebtedness; disruption in financial markets; acquisition or divestiture activities, and Talen Energy’s ability to realize expected synergies and other benefits from such business transactions; changes in technology; any failure of Talen Energy’s facilities to operate as planned, including in connection with scheduled and unscheduled outages; Talen Energy’s ability to optimize its competitive power generation operations and the costs associated with any capital expenditures; significant increases in operation and maintenance expenses; the loss of key personnel, the ability to hire and retain qualified employees and the impact of collective labor bargaining negotiations; war, armed conflicts or terrorist attacks, including cyber-based attacks; and risks associated with federal and state tax laws and regulations.

Talen Energy cautions that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Talen Energy’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. All subsequent written and oral forward-looking statements concerning Talen Energy the proposed transaction or other matters and attributable to Talen Energy or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Talen Energy does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

EMAIL TO SMALL BUSINESS CUSTOMERS

(June 3, 2016)

SUBJECT LINE:

An important update from Talen Energy®

HEADLINE:

Talen Energy to be Acquired by Riverstone

Sub-HEADLINE:

Count on us to continue supplying your electricity

Talen Energy announced today that it has entered into an agreement to be acquired by affiliates of Riverstone Holdings LLC. Riverstone, a private investment firm focused on the energy and power industry, already owns 35 percent of Talen Energy’s stock that it acquired through its affiliates as part of the June 2015 transaction that established Talen Energy.

The transaction is subject to customary closing conditions, including, but not limited to, stockholder and regulatory approval. The transaction is currently expected to be completed by the end of 2016.

The first thing you might ask is how this affects service to you. We will continue to supply electricity for your business under the contract we have with you. The price and terms you have under your contract with us will not change as a result of this transaction. And you will continue to pay your utility bill as you always have under the terms of your contract.

Talen Energy continues to operate as a competitive generation and energy supply company, guided by our core values of safety, innovation, excellence, teamwork, integrity and citizenship.

We remain focused on supplying competitively-priced products and energy market expertise that you have come to expect.

We’re tremendously excited about our future ahead together. If you have any questions, please feel free to reach out to us.

Thank you for the continued opportunity to serve you.

Regards,

Annette Durnack

Director, Retail Energy

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed acquisition of Talen Energy by Riverstone will be submitted to the stockholders of Talen Energy for their consideration. Talen Energy will file with the Securities and Exchange Commission (“SEC”) a proxy statement of Talen Energy. Talen Energy also plans to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF TALEN ENERGY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about Talen Energy and Riverstone, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Talen Energy will be available free of charge on Talen Energy’s website at www.talenenergy.com under the tab “Investors & Media” or by contacting Talen Energy’s Investor Relations Department at (610) 774-3389. Talen Energy and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Talen Energy in connection with the proposed transaction. Information about the directors and executive officers of Talen Energy is set forth in its proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 12, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Talen Energy’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Talen Energy’s expectations with respect to the costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the company; the company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by stockholders; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Talen Energy and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (i) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required stockholder approval, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure of other closing conditions, and (ii) the possibility that the expected financial impacts will not be realized, or will not be realized within the expected time period, because of, among other things, changes in commodity prices and related costs; the effectiveness of Talen Energy’s risk management techniques, including hedging; accounting interpretations and requirements that may impact reported results; operational, price and credit risks in the wholesale and retail electricity markets; Talen Energy’s ability to forecast the actual load needed to perform full-requirements sales contracts; weather conditions affecting generation, customer energy use and operating costs and revenues; disruptions in fuel supply; circumstances that may impact the levels of coal inventory that are held; the performance of transmission facilities and any changes in the structure and operation of, or the pricing limitations imposed by, the RTOs and ISOs that operate those facilities; blackouts due to disruptions in neighboring interconnected systems; competition; federal and state legislation and regulation; costs of complying with environmental and related worker health and safety laws and regulations; the impacts of climate change; the availability and cost of emission allowances; changes in legislative and regulatory policy; security and safety risks associated with nuclear generation; Talen Energy’s level of indebtedness; the terms and conditions of debt instruments that may restrict Talen Energy’s ability to operate its business; the performance of Talen Energy’s subsidiaries and affiliates, on which its cash flow and ability to meet its debt obligations largely depend; the risks inherent with variable rate indebtedness; disruption in financial markets; acquisition or divestiture activities, and Talen Energy’s ability to realize expected synergies and other benefits from such business transactions; changes in technology; any failure of Talen Energy’s facilities to operate as planned, including in connection with scheduled and unscheduled outages; Talen Energy’s ability to optimize its competitive power generation operations and the costs associated with any capital expenditures; significant increases in operation and maintenance expenses; the loss of key personnel, the ability to hire and retain qualified employees and the impact of collective labor bargaining negotiations; war, armed conflicts or terrorist attacks, including cyber-based attacks; and risks associated with federal and state tax laws and regulations.

Talen Energy cautions that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Talen Energy’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. All subsequent written and oral forward-looking statements concerning Talen Energy the proposed transaction or other matters and attributable to Talen Energy or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Talen Energy does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

EMAIL TO COMMERCIAL & INDUSTRIAL CUSTOMERS AND BROKERS

(June 3, 2016)

SUBJECT LINE:

An important update from Talen Energy®

HEADLINE:

Talen Energy to be Acquired by Riverstone

Sub-HEADLINE:

Count on us to continue supplying your energy

Talen Energy announced today that it has entered into an agreement to be acquired by affiliates of Riverstone Holdings LLC. Riverstone, a private investment firm focused on the energy and power industry, already owns 35 percent of Talen Energy’s stock that it acquired through its affiliates as part of the June 2015 transaction that established Talen Energy.

The transaction is subject to customary closing conditions, including, but not limited to, stockholder and regulatory approval. The transaction is currently expected to be completed by the end of 2016.

Talen Energy continues to operate as a competitive generation and retail energy supply company, guided by our core values of safety, innovation, excellence, teamwork, integrity and citizenship.

We remain focused on supplying competitively-priced products and energy market expertise through our consultative approach that you have come to expect.

We’re tremendously excited about our future ahead together. If you have any questions, please feel free to reach out to us.

Thank you for the continued opportunity to serve you.

Regards,

Joel Cook

Vice President, Retail Marketing & Western Trading

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed acquisition of Talen Energy by Riverstone will be submitted to the stockholders of Talen Energy for their consideration. Talen Energy will file with the Securities and Exchange Commission (“SEC”) a proxy statement of Talen Energy. Talen Energy also plans to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF TALEN ENERGY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about Talen Energy and Riverstone, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Talen Energy will be available free of charge on Talen Energy’s website at www.talenenergy.com under the tab “Investors & Media” or by contacting Talen Energy’s Investor Relations Department at (610) 774-3389. Talen Energy and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Talen Energy in connection with the proposed transaction. Information about the directors and executive officers of Talen Energy is set forth in its proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 12, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Talen Energy’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Talen Energy’s expectations with respect to the costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the company; the company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by stockholders; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Talen Energy and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (i) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required stockholder approval, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure of other closing conditions, and (ii) the possibility that the expected financial impacts will not be realized, or will not be realized within the expected time period, because of, among other things, changes in commodity prices and related costs; the effectiveness of Talen Energy’s risk management techniques, including hedging; accounting interpretations and requirements that may impact reported results; operational, price and credit risks in the wholesale and retail electricity markets; Talen Energy’s ability to forecast the actual load needed to perform full-requirements sales contracts; weather conditions affecting generation, customer energy use and operating costs and revenues; disruptions in fuel supply; circumstances that may impact the levels of coal inventory that are held; the performance of transmission facilities and any changes in the structure and operation of, or the pricing limitations imposed by, the RTOs and ISOs that operate those facilities; blackouts due to disruptions in neighboring interconnected systems; competition; federal and state legislation and regulation; costs of complying with environmental and related worker health and safety laws and regulations; the impacts of climate change; the availability and cost of emission allowances; changes in legislative and regulatory policy; security and safety risks associated with nuclear generation; Talen Energy’s level of indebtedness; the terms and conditions of debt instruments that may restrict Talen Energy’s ability to operate its business; the performance of Talen Energy’s subsidiaries and affiliates, on which its cash flow and ability to meet its debt obligations largely depend; the risks inherent with variable rate indebtedness; disruption in financial markets; acquisition or divestiture activities, and Talen Energy’s ability to realize expected synergies and other benefits from such business transactions; changes in technology; any failure of Talen Energy’s facilities to operate as planned, including in connection with scheduled and unscheduled outages; Talen Energy’s ability to optimize its competitive power generation operations and the costs associated with any capital expenditures; significant increases in operation and maintenance expenses; the loss of key personnel, the ability to hire and retain qualified employees and the impact of collective labor bargaining negotiations; war, armed conflicts or terrorist attacks, including cyber-based attacks; and risks associated with federal and state tax laws and regulations.

Talen Energy cautions that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Talen Energy’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. All subsequent written and oral forward-looking statements concerning Talen Energy the proposed transaction or other matters and attributable to Talen Energy or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Talen Energy does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Employee video script

George

Hello and welcome, Talen Energy colleagues.

I’m George Lewis, Director of Corporate Communications. I am joined today by Paul Farr, Talen Energy President and C-E-O, to talk about the important announcement we have made regarding the company’s future.

Talen Energy has entered into a definitive merger agreement with affiliates of Riverstone Holdings, which will acquire the outstanding shares of Talen Energy common stock that are not currently owned by Riverstone entities for a price of 14 dollars per share.

Paul, I know this is a difficult day for you and for many Talen Energy employees. Thank you for taking time to answer some questions employees have about the announcement.

Paul

Thank you, George, and thank you all for taking the time to watch this video today. It’s an exciting day in the early chapter of Talen Energy.

First let me thank, before we go into the Q&A part of this, a significant number of people that have been involved in this process for a number of months. They have spent a very significant amount of time assisting with this transaction above and beyond their day jobs. I want to

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thank those folks internally – and again there are literally dozens of them that helped us out on this.

I also want to thank our very qualified financial advisors, legal advisors on the outside who assisted us in this transaction as well. It took a lot to get to this point and I’m excited to be able to announce the transaction you referenced.

Let me start off by saying before we start the Q&A that it will be difficult to answer all of the questions that I know that are going to come today and in the weeks ahead, simply because we have been very focused on trying to create the shareowner value that we did as a result of this transaction, and we haven’t been as focused on some of the details of “the what happens next” at the fine levels that people are going to want as specifics. I think we will be able to answer questions on benefits, on a number of fronts that I hope that people walk away and feel good about at the end of the day but there are a number of details that we just simply don’t have.

What I would ask no matter what people take away from today’s dialog is that you continue to be safe, continue to stay focused on all of the critical projects. We have made such great strides on the safety front in the last year to 18 months. It is extremely important, not just because that is a significant cultural value for us, but because of the implications of not being safe. I am going to ask everybody, no matter what the feelings are in managing the announcement

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today, that you absolutely stay focused as you go into your jobs. You protect each other and we as a company keep focused on that.

George	Among the first questions that come to mind are: Why? And why now?

Paul	As we’ve been communicating since we envisioned the original transaction to spin from PPL and form Talen Energy with the acquisition of the Riverstone Assets, all this is about delivering shareowner value. There’ve been rumors out for a number of months now that different parties were considering a take-private transaction for Talen Energy and/or the IPPs in the sector. The board was simply presented with an offer that represented a value proposition that they saw as very compelling to shareowners.

George	What approvals are needed to complete the transaction, and will stockholders have a say?

Paul	Much like the original transaction approvals that were needed at the spin from PPL, similar regulatory approvals will need to be secured, those include the FERC, Department of Justice for antitrust purposes, the Nuclear Regulatory Commission, and so very soon we will be preparing filings with those agencies to seek the required approvals.

George	To follow up, will shareowners have a vote in the process?

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Paul

Absolutely, that was a really key part of the negotiations we had with Riverstone. From a state regulatory perspective, greater than 50% vote is required. What we negotiated with Riverstone, because they already own such a large block at 35% of Talen currently, is that a majority of the non-Riverstone shareowners must approve in a shareowner vote. There will be a proxy filed in the not too distant future that will outline how we got to this point, and set a meeting date, so that they can vote for the transaction.

Clearly the board of directors will indicate at that time that they believe that the transaction is in the best interest of the shareowners, but they will have the opportunity to vote, and it will take a majority of the non-Riverstone shareowners to vote in favor of the transaction for it to proceed.

George	What happens after the transaction is completed? What changes can we expect?

Paul

I wouldn’t expect there to be any changes up to the transaction because of what we have negotiated with Riverstone, nor really materially on the other side of the transaction.

I actually think that the transaction itself is a huge vote of confidence in the assets of Talen, and the business and the people of Talen. For a very, very insightful infrastructure investor like Riverstone – that has over $30 billion dollars in Investments in oil and gas, in pipelines, in oil field services, traditional generation like ours, renewable generation – for a company like that

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to see a dislocation in the public share price versus where they see an inherent value and be willing to offer that significant of a premium, I think bodes really, really well for the future of the company.

Whether there are tweaks slightly to the strategy or trading and marketing, we have been reacting to the marketplace as commodity prices have declined pretty much since the spin. We have been reacting to that by addressing costs. I don’t see that changing for Talen, whether it’s publicly owned or privately owned, or the rest of the independent power sector. I don’t see that changing, just because of a single transaction.

George	On a personal level, the question on everyone’s mind is: will I still have a job?

Paul

I’m certain that’s on everybody’s mind just like it was again going back a little bit more than a year to the date of the spin.

I don’t see meaningful changes between now and the close of the transaction, or really immediately after the transaction itself. We’ve been addressing costs literally since the day we went public and even before going public. We are taking current measures completely unaffected by this transaction to get our costs in line with the gross margin, the revenue opportunities that we are getting from the market place, so I don’t see that changing.

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Certainly Riverstone will ultimately have a view on how they want to run the company and that may result in resource reductions in certain areas, resource additions in other areas. It is really just too early today to be able to address exactly what that’s going to be. We focused exclusively for the past months on negotiating a transaction and not really on specific details post this announcement today. So that will take a number of months to play out until we understand better what Riverstone’s plan is with respect to operations.

George	Closely related to the jobs question is the matter of benefits. How will this change affect health care, retirement savings and other employee benefits?

Paul

Employee benefits was a key aspect of our negotiations, as you all might expect. As I indicated, we spent a great deal of time trying to ensure a level of predictability and certainty for employees both up to the date of the transaction close, so from today until the transaction actually closes as well as beyond that.

So between now and the transaction close itself which it probably is somewhere close to the year end 2016 maybe a few months earlier, maybe a few months later, that is based upon on our view of the regulatory approval process, the timeframe we are looking at to get to a transaction closed, it is basically a normal way of business.

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So the ability to provide merit increases, pay and benefits don’t change in any material way.
We will make our normal level of tweaks like we always have done as a company, but I don’t see any changes and Riverstone has agreed to that.

Then beyond the transaction close itself, what we’ve secured is a year following the transaction close, there will be no material change to pay and benefits in total. I am certain that as we make tweaks subsequent to departing our prior parent company that there would be modifications but we committed and we still have the commitment from the original spin date, of literally a year and a day or two days old today, as a public company but there were two years that were committed to employees, so that commitment through June 2017 still exists and whatever increment gets added on for a year from transaction close would be further certainty for employees.

George	What will happen with the pension fund? Can employees have confidence that the pension fund is protected?

Paul	Absolutely. Nothing changes with respect to the pension assets, if that is what you meant by fund. Nothing changes with respect to assets. Nothing changes with respect to accruing benefits. Nothing changes with respect to the choices that people have upon retirement. That exists through the transaction close and the commitment that we have garnered is up until a year beyond that.

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George	There are so many questions people have, and I know we can’t cover them all today, but let me ask one more question that is more general in nature. What does it mean to be a privately held company, and when will we hear from Riverstone about its plans for Talen Energy?

Paul

That’s a really good question to capstone the interview with.

I hope the organization has gotten very used to change. We have lived through an amazing amount, starting with the year prior to spin, when this whole vision of Talen was announced. We went public on June 1 or June 2 of last year. Now one year later, we are announcing going private. So I think as an organization, hopefully we have gotten a bit used to change. All during that time frame, we faced the challenges of challenging capacity auctions, lower commodity prices. I think we have gotten to deal with this pretty well.

I understand there is a lot of angst. From my perspective as CEO, the first chapter as a public company was a little shorter than maybe we all envisioned. But all of the prospects for this company and all of the opportunities, the challenges, are all still the same.

Whether we are a public company or a private company, the assets are the assets, the markets they are in are the markets they are in, our people are our people, and we still have great assets, great people, and good markets. The

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markets go through their challenges and cycles, so from the context of business opportunities, I’m actually as excited about those as I was four months ago before rumors started, as I was yesterday before this was announced, as I would be six months from now.

I would tell employees to stay focused on all of the critical projects we have underway. We have Bruner being co-fired. I’m very hopeful in the very near future that we will make an announcement on the Montour project. We’re implementing ERP systems. We’re still finalizing full integration of assets that we bought. We’re dealing with buyers of assets that we sold. There is a monumental amount of really critical work going on. That will continue whether we are a public company or a private company. Thank you all across the entire company for everything you are doing as it relates to all these critical projects.

The difference from my perspective is that you won’t be able to go on your website of choice, whether that’s Yahoo, Google or Wall Street Journal or CNBC or Fidelity and click and see TLN and get the grade for the day on how we performed or what the market perception of our value is. It will be private and so the ability to determine value, the need to have these incessant number of conferences that we all go to talk about business prospects of the company, what the next PJM auction is to investors, is unnecessary.

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We don’t have to focus on short term earnings guidance. The company can focus on long term value creation. Really even as a public company that’s critical, it’s just that we won’t be in the public eye in the way that we were before. But the way that we generate economic returns for investors, whether that’s one investor or thousands of investors, really doesn’t matter.

This investor that owns 35% of us today that wants to own 100% of us after the shareowner approvals, after the regulatory approvals, that investor sees meaningful upside opportunity in the company, and was willing to pay a very significant premium in order to secure that opportunity. So I know it’s going to change, I know it’s going to be difficult, I know there are tons of questions, but just please give us the time and we will be able to talk about this more as we get through the next several weeks and months.

George

Once again, Paul, thank you for sitting down with us to answer questions about the transaction.

As Paul mentioned, we are just beginning this process. Answers we don’t have today will become known as the process moves forward. We will provide ongoing updates of progress on the transaction.

As a reminder, it is important that Talen Energy speak with a consistent voice about the transaction. Official statements will come from authorized company spokespersons.

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Please refer any requests for comments you receive from the news media to me, George Lewis, at 610-774-4687, or George.Lewis@talenenergy.com.

Please refer questions from stockholders, brokers or financial analysts to Andy Ludwig, Director of Investor Relations, at 610-774-3389, or Andy.Ludwig@talenenergy.com.

Thank you for watching.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed acquisition of TLN by Riverstone will be submitted to the stockholders of TLN for their consideration. TLN will file with the Securities and Exchange Commission (“SEC”) a proxy statement of TLN. TLN also plans to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF TLN ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about TLN and Riverstone, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by TLN will be available free of charge on TLN’s website at www.talenenergy.com under the tab “Investors & Media” or by contacting TLN’s Investor Relations Department at (610) 774- 3389. TLN and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of TLN in connection with the proposed transaction. Information about the directors and executive officers of TLN is set forth in its proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 12, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

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Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect TLN’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, TLN’s expectations with respect to the costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the company; the company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by stockholders; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of TLN and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (i) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required stockholder approval, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure of other closing conditions, and (ii) the possibility that the expected financial impacts will not be realized, or will not be realized within the expected time period, because of, among other things, changes in commodity prices and related costs; the effectiveness of TLN’s risk management techniques, including hedging; accounting interpretations and requirements that may impact reported results; operational, price and credit risks in the wholesale and retail electricity markets; TLN’s ability to forecast the actual load needed to perform full-requirements sales contracts; weather conditions affecting generation, customer energy use and operating costs and revenues; disruptions in fuel supply; circumstances that may impact the levels of coal inventory that are held; the performance of transmission facilities and any changes in the structure and operation of, or the pricing limitations imposed by, the RTOs and ISOs that operate those facilities; blackouts due to disruptions in neighboring interconnected systems; competition; federal and state legislation and regulation; costs of complying with environmental and related worker health and safety laws and regulations; the impacts of climate change; the availability and cost of emission allowances; changes in legislative and regulatory policy; security and safety risks associated with nuclear generation; TLN’s level of indebtedness; the terms and conditions of debt instruments that may restrict TLN’s ability to operate its business; the performance of TLN’s subsidiaries and affiliates, on which its cash flow and ability to meet its debt obligations largely depend; the risks inherent with variable rate indebtedness; disruption in financial markets; acquisition or divestiture activities, and TLN’s ability to realize expected synergies and other benefits from such business transactions; changes in technology; any failure of TLN’s facilities to operate as planned, including in connection with scheduled and unscheduled outages; TLN’s ability to optimize its competitive power generation operations and

12  |  Page

the costs associated with any capital expenditures; significant increases in operation and maintenance expenses; the loss of key personnel, the ability to hire and retain qualified employees and the impact of collective labor bargaining negotiations; war, armed conflicts or terrorist attacks, including cyber-based attacks; and risks associated with federal and state tax laws and regulations.

TLN cautions that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in TLN’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. All subsequent written and oral forward-looking statements concerning TLN the proposed transaction or other matters and attributable to TLN or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. TLN does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

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